UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 19, 2010
FSI International, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	0-17276	41-1223238

(State or other jurisdiction)	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)

3455 Lyman Boulevard
Chaska, Minnesota	55318

(Address of principal executive offices)	(Zip Code)
Telephone Number: (952) 448-5440

(Registrant’s Telephone Number, Including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
     On October 19, 2010, FSI International, Inc. (the “Company”) issued a press release regarding our financial results for the fiscal quarter and year ended August 28, 2010, a copy of which is being furnished as an exhibit to this report and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
     The following exhibit is being furnished pursuant to Item 2.02 “Results of Operations and Financial Condition” of this Current Report on Form 8-K:
     99     Press release dated October 19, 2010.
*[Signature Page to Follow]*

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FSI INTERNATIONAL, INC.
By	/s/ Patricia M. Hollister
Patricia M. Hollister
Chief Financial Officer

Date: October 19, 2010

Index to Exhibits

Exhibit No.	Description	Method of Filing

99	Press release dated October 19, 2010	Electronic Transmission